UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

DERYCZ SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53501 (Commission File Number)	11-3797644 (IRS Employer Identification No.)

1524 Cloverfield Blvd., Suite E Santa Monica, California (Address of principal executive offices)	90404 (Zip Code)

Registrant’s telephone number, including area code: (310) 477-0354

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Derycz Scientific, Inc. (the “Company”) presented to potential investors the information set forth in the investor presentation materials (the “Investor Presentation”) attached hereto as Exhibit 99.1.

Certain matters discussed in the Investor Presentation may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such matters involve risks and uncertainties that may cause actual results to differ materially, including the following: changes in economic conditions; general competitive factors; acceptance of the Company's products in the market; the Company's success in obtaining new customers; the Company's success in technology and product development; the Company's ability to execute its business model and strategic plans; the Company's success in integrating and operating acquired entities; and all the risks and related information described from time to time in the Company's filings with the Securities and Exchange Commission, including the financial statements and related information contained in the Company's Annual Report on Form 10-K. The Company assumes no obligation to update the cautionary information in this Current Report.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERYCZ SCIENTIFIC, INC.

	By:	/s/ Richard McKilligan
Richard McKilligan
Dated: July 27, 2011		Chief Financial Officer

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation Materials